Exhibit 99.1

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Centramedia, Inc.
Pampa, Texas

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheet of Centramedia, Inc. (the Company) as of December 31, 2008 and the related statements of operations, shareholder’s equity (deficit) and cash flows for the year then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Centramedia, Inc. as of December 31, 2008, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

LBB & ASSOCIATES LTD., LLP
Houston, Texas

March 09, 2009

PART I - FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

CENTRAMEDIA, INC.
BALANCE SHEET
DECEMBER 31, 2008
($ in thousands)

December 31,
2008
ASSETS
Current assets
Note receivable, curent portion	$186
Securities available for sale	1,473
Total current assets	1,659

Note receivable, net of current portion	414

Total assets	$2,073

LIABILITIES AND SHAREHOLDER'S DEFICIT
Current liabilities:
Accrued expenses	$8
Due to related party companies, net	3,534
Total current liabilities	3,542

Commitments

Shareholder's deficit:
Common stock - $100.00 par value
Authorized 1,000 shares
Issued and outstanding at December 31, 2008 :1,000	100
Accumulated deficit	(1,792)
Accumulated comprehensive income	223
Total shareholder's deficit	(1,469)

Total liabilities and shareholder's deficit	$2,073

See accompanying notes to financial statements.

CENTRAMEDIA, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
($ in thousands)

December 31,
2008
Sales:
Services	$1,271
Total sales	1,271

Costs of goods sold:
Services	671
Depreciation	310
Total costs of goods sold	981
Gross profit	290

Operating expenses:
Selling, general and administrative	1,054
Depreciation	17
Total operating expenses	1,071

Loss from operations	(781)

Other income (expenses):
Loss on sale of assets	(1,049)
Other income	2
Total other income (expense)	(1,047)

Net loss	(1,828)

Other comprehensive loss:
Unrealized holding gain	223

Other comprehensive loss	$(1,605)

See accompanying notes to financial statements.

CENTRAMEDIA, INC.
STATEMENT OF SHAREHOLDER’S EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2008
($ and shares in thousands)

				Accumulated	Total
	Common Stock		Retained	Comprehensive	Shareholder's
	Shares	Value	Earnings	Income	Equity (Deficit)
Total shareholder's equity
as of December 31, 2007	1	$100	$36	$-	$136

Net loss	-	-	(1,828)	223	(1,605)

Total shareholder's (deficit)
as of December 31, 2008	1	$100	$(1,792)	$223	$(1,469)

See accompanying notes to financial statements.

CENTRAMEDIA, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2008
($ in thousands)

December 31,
2008
Cash flows from operating activities
Net loss	$(1,828)

Adjustments to reconcile net loss to net cash
used by operating activities:
Depreciation and amortization	327
Loss on sale of assets	1,049
Provision for bad debt expense	73
Increase in accounts receivable	(98)
Decrease in accounts payable	(55)
Increase in deferred revenue	10
Increase in due to related party companies	591
Total Adjustment	1,897
Net cash provided by operating activities	69

Cash flows from investing activities
Purchase of property and equipment	(77)
Net cash used by investing activities	(77)

Cash flows from financing activities
Payment of debt obligations	(5)
Net cash used by financing activities	(5)

Net increase (decrease) in cash	(13)
Cash and cash equivalents at the beginning of the period	13
Cash and cash equivalents at the end of the period	$-

Supplemental disclosure of cash flow information:
Net cash paid during the year for:
Interest	$-
Income taxes	$-

Supplemental non-cash investing activities:
Transfer of net fixed assets from related party company	$813
Non-cash proceeds received from sale of assets:
Cash, received by related party company	$150
Note receivable	$600
Equity securties	$1,250

See accompanying notes to financial statements.

CENTRAMEDIA, INC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 1 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Company

Centramedia, Inc. (the Company) provides high-speed broadband internet technology services and products to residential and business customers, located primarily in the Texas Panhandle region. Centramedia’s office is located in Pampa, Texas.

Basis of Accounting

The Company maintains its accounts on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America.  The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America.  In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations have been reflected herein.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet.  Actual results could differ from those estimates.

Related Party Companies

Related party companies not included in these financial statements include D.E. Rice Construction Company, Inc., D.E. Rice Equipment Corporation, D.E. Rice Management Corporation, Panhandle Vale, Fabrication and Machine, Inc. Rice Environmental, Inc. and Amarillo Machinery Company.  Rice Family Living Trust, located in Borger, Texas is the sole shareholder of these six related party companies, and is also the sole shareholder of Centramedia, Inc.

During 2008, the six related party companies provided much of the financing for Centramedia, Inc. As of December 31, 2008 amounts due to these related party companies was $3,534,464, net of amounts due from these related party companies of $8,115.  For the purpose of the statement of cash flows, amounts due to and from related party companies are reported as financing activities.

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt instruments purchased with an original maturity of three months or less.

Throughout the year the Company maintained cash accounts at banks which from time to time may have balances in these accounts which exceeded the federally insured limits.  Management believes this risk is mitigated due to the longstanding reputation of these banks.

Credit Risk

In the normal course of business the Company extends unsecured credit to the majority of its customers.  The Company controls credit risk associated with its receivables through credit checks, approvals and monitoring procedures.  Generally the Company does not require collateral from its customers.

CENTRAMEDIA, INC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

Leases

The Company recognizes lease expense monthly on the straight-line basis over the minimum lease terms which expire at various dates through 2013.  These leases are primarily for radio tower facilities and are classified as operating expenses.

Revenue Recognition

The Company’s revenue is generated primarily from the sale of wireless communication services and products on a regional basis throughout the Texas Panhandle region.  The Company recognizes revenue when persuasive evidence of an arrangement exits, delivery has occurred, the sales price is fixed or determinable and collectability is probable.

Allowance for Doubtful Accounts

The Company uses the allowance method to account for uncollectible accounts receivable.  Management estimates the allowance based on a review of the current status of accounts receivable, also taking into account historical collection experience.  Management reviews its accounts receivable balances for customers with accounts outstanding greater than 90 days or older and makes a determination regarding their collectability based on specific facts and circumstances, including the payment history of each customer, prior experience and current economic conditions.  Management believes that its allowance for doubtful accounts fairly represents the underlying collectability risks associated with its accounts receivable.

Deferred Revenues

Revenues that are billed in advance of services being completed are deferred until the conclusion of the period of the service for which that advance billing relates.  Deferred revenues are included on the balance sheet in current liabilities until the service is performed and then recognized in the period in which the service is completed.  The Company’s deferred revenues consist primarily of billings in advance of services being rendered for its wireless communications services, and accordingly are deferred and recognized monthly as earned.

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation.  Depreciation is provided on the straight-line methods over the estimated useful lives of these assets, which are as follows:

Buildings	10 - 40 years
Equipment and tools	5 - 10 years
Furniture and fixtures	7 years
Vehicles	7 years

Expenditures for major renewals and betterments are capitalized; expenditures for maintenance and repairs are charged to expense as incurred.  When equipment is retired or otherwise disposed of, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is reflected in income.

Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by these assets are less than the carrying amounts.  No impairment losses have been recorded since inception on these assets.

Long-Lived Assets

Management reviews long-lived assets for recoverability whenever events or changes in circumstances indicate that the carrying amount of such long-lived asset or group of long-lived assets (collectively referred to as “the asset”) may not be recoverable.  Such circumstances include, but are not limited to:

CENTRAMEDIA, INC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

●	a significant decrease in the market price of the asset;

●	a significant change in the extent or manner in which the asset is being used;

●	a significant change in the business climate that could affect the value of the asset;

●	a current period loss combined with projection of continuing loss associated with the use of the asset;

●	a current expectation that, more likely than not, the asset will be sold or otherwise disposed of before the end of its previously estimated useful life.

Management continually evaluates whether such events and circumstances have occurred.  When such events or circumstances exist, the recoverability of the asset’s carrying value shall be determined by estimating the undiscounted future cash flows (cash inflows less associated cash outflows) that are directly associated with and that are expected to arise as a direct result of the eventual disposition of the asset.  To date, no such impairment has occurred.  To the extent such events or circumstances occur that could affect the recoverability of the Company’s long-lived assets, the Company may incur charges for impairment in the future.

Fair Value of Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, inventory, accounts receivable, accounts payable and due to related party companies.  The carrying amount of these financial instruments approximates fair value due either to length of maturity or interest rates that approximate prevailing market rates unless otherwise disclosed in the financial statements.

Income Taxes

The Company has elected to be taxed as a subchapter S corporation under the applicable provisions of the Internal Revenue Code.  Earnings from S corporations are not subject to federal corporate income taxes.  Items of profit and loss, as well as tax credits, are allocated to the shareholders of the Company for inclusion in their income tax returns.

Advertising Costs

Advertising costs are expensed as incurred.  Advertising expense charged to selling costs for the year ended December 31, 2008 was $5,232.

Marketable Securities

Centramedia received common stock from ERF Wireless, Inc. for the sale of substantially all its assets. Centramedia accounts for stock under the cost method. These shares are restricted and therefore not available for immediate disposition. The investment has a restriction of less than one year and is classified as available-for-sale and is adjusted to fair market value with unrealized gains and losses, net of tax, recorded as a component of accumulated other comprehensive income. Upon disposition of these investments, the specific identification method is used to determine the cost basis in computing realized gains or losses, which are reported in other income and expense. Declines in value that are judged to be other than temporary are reported in other income and expense.

Other Comprehensive Income

In 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 130, "Other Comprehensive Income," effective for fiscal years beginning after December 15, 1997. This statement considers the presentation of unrealized holding gains and losses attributable to debt and equity securities classified as available-for-sale. As stated, any unrealized holding gains or losses affiliated to these securities are carried below net income under the caption "Other Comprehensive Income." For the fiscal year ended December 31, 2008 comprehensive income was $223,384.

CENTRAMEDIA, INC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

Recent Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141R, Business Combinations. SFAS 141R establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquire. SFAS No. 141R also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statement to evaluate the nature and financial effects of the business combination. SFAS 141R is effective for financial statements issued for fiscal years beginning after December 15, 2008.  Management does not expect SFAS No. 141R will have a significant impact on the Company’s financial statements when effective, but the nature and magnitude of the specific effects will depend upon the nature, terms and size of acquisitions consummated, if any, after the effective date.

In July 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with Statement No. 109, Accounting for Income Taxes.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  FIN 48 also provides guidance on derecognition of tax benefits, classification on the balance sheet, interest and penalties, accounting in interim periods, disclosure, and transition.  In December 2008, the FASB provided for a deferral of the effective date of FIN 48 for certain nonpublic enterprises to annual financial statements for fiscal years beginning after December 15, 2008.  The Company has elected this deferral and accordingly will be required to adopt FIN 48 in its 2009 annual financial statements.  Prior to adoption of FIN 48, the Company will continue to evaluate any uncertain tax positions and related income tax contingencies under Statement No. 5, Accounting for Contingencies.  SFAS No. 5 requires the Company to accrue for losses it believes are probable and can be reasonably estimated.  Management does not anticipate that the adoption of FIN 48 will have a material impact on its financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007.  Management believes the impact of application of SFAS No. 157 is not material to the Company's financial position, results of operations, and cash flows.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - including an amendment of FASB statement No. 115." This Statement permits all entities to choose, at specified election dates, to measure eligible items at fair value (the "fair value option"). A business entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings (or another performance indicator if the business entity does not report earnings) at each subsequent reporting date. Upfront costs and fees related to items for which the fair value option is elected shall be recognized in earnings as incurred and not deferred. If an entity elects the fair value option for a held-to-maturity or available-for-sale security in conjunction with the adoption of this Statement, that security shall be reported as a trading security under Statement 115, but the accounting for a transfer to the trading category under paragraph 15(b) of Statement 115 does not apply. Electing the fair value option for an existing held-to-maturity security will not call into question the intent of an entity to hold other debt securities to maturity in the future. This statement is effective as of the first fiscal year that begins after November 15, 2007.  Management believes the impact of SFAS 159 is not material to the Company's financial condition and results of operations.

NOTE 2 - SALE OF ASSETS

On December 31, 2008, ERF Wireless, Inc. (buyer) located in League City, Texas, purchased substantially all of the assets of Centramedia, Inc. (seller) associated with the Internet operations of Centramedia, including the current customer base, cash, inventories, equipment, contract rights, vehicles, Internet address space, general intangibles, certain real property and wireless broadband equipment infrastructure.  With the sale of these assets the Company will no longer provide high-speed broadband Internet technology services and products to residential and business customers in the Texas Panhandle region going forward.

CENTRAMEDIA, INC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

At the time of this transaction, there were no material relationships between the buyer and the Company or any of its affiliates, or any director or officer of the Company, or any associate of such officer or director.

The purchase price was equal to $2,000,000, which included $150,000 of cash at closing date (which was received by related party D.E. Rice Construction Company, Inc., as a repayment of amounts due to related party companies as disclosed earlier in Note 1), plus a $600,000 secured convertible note receivable due from buyer (disclosed in Note 3) and $1,250,000 of Rule 144 Restricted Stock of buyer (disclosed in Note 4).  The buyer also assumed approximately $91,000 in current liabilities of the Company.

In connection with the sale of its assets on December 31, 2008, the Company recognized a loss on sale of assets of $1,049,389 which is recorded in other income/ (expense) in the statement of operations.

Non-cash proceeds from sale of assets	$2,000
Less: basis of assets sold (liabilities assumed):
Cash	1
Accounts receivable, net	92
Property and equipment	3,046
Accounts payable	(13)
Deferred revenue	(77)
Total adjusted purchase price	3,049
Loss on sale of assets	$(1,049)

NOTE 3 - NOTE RECEIVABLE

Note receivable consists of the following at December 31, 2008:

Note receivable	$600,000
Less current portion of note receivable	(185,504)
Note receivable, net of current portion	$414,496

Note receivable due from ERF Wireless, Inc., was received as partial consideration for the sale of substantially all of the assets of the Company as of December 31, 2008 (see Note 2 for further disclosure).  Note dated December 31, 2008 is receivable in twelve quarterly payments of $56,342 each, which includes interest compounded quarterly at 7.50%.  Note is secured by all assets sold, and can be repaid in cash or ERF Wireless, Inc. common stock at their discretion.  Maturity of the note receivable is December 31, 2011, with scheduled annual principal repayments as follows:

Year Ending December 31, 2009	$185,504
2010	199,813
2011	214,683
$600,000

NOTE 4 - SECURITIES HELD FOR RESALE

The Company adopted the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities" and SFAS No. 130, "Accounting for Other Comprehensive Income." At December 31, 2008, the Company's marketable equity securities are classified as available-for-sale; they were acquired with the intent to dispose of them within the next year.

Securities available for sale include 4,752,852 shares of common stock of ERF Wireless Inc., The common stock investment has a cost basis of $1,250,000 and a approximate fair market value of $1,473,384 and are included in the Balance Sheet category of Securities available for sale as of December 31, 2008.